P&D Draft
                                                                          5/3/01


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                               WMECO FUNDING LLC,

                                 AS NOTE ISSUER

                              THE BANK OF NEW YORK,

       IN ITS SEPARATE CAPACITIES AS CERTIFICATE TRUSTEE AND NOTE TRUSTEE,

                        THE BANK OF NEW YORK (DELAWARE),

                  IN ITS SEPARATE CAPACITY AS DELAWARE TRUSTEE,

                MASSACHUSETTS RRB SPECIAL PURPOSE TRUST WMECO-1,

                              AS CERTIFICATE ISSUER

                                       AND

                    MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

                               ACTING JOINTLY WITH

            MASSACHUSETTS HEALTH AND EDUCATIONAL FACILITIES AUTHORITY

                                   AS SETTLORS

               --------------------------------------------------

                           FEE AND INDEMNITY AGREEMENT

                            DATED AS OF MAY 17, 2001

               --------------------------------------------------


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

         FEE AND INDEMNITY AGREEMENT dated as of May 17, 2001 (as amended or restated from time to time, the "Agreement"), among THE BANK OF NEW YORK (DELAWARE), in its separate capacity as Delaware Trustee (the "Delaware Trustee") under the Declaration of Trust (the "Declaration of Trust"), dated as of May 5, 2001, the Massachusetts Development Finance Agency and the Massachusetts Health and Educational Facilities Authority (collectively herein, the "Agencies"), acting jointly pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the "Statute") as Settlors under the Declaration of Trust, MASSACHUSETTS RRB SPECIAL PURPOSE TRUST WMECO-1, as Certificate Issuer (the "Certificate Issuer" or the "Trust"), THE BANK OF NEW YORK, in its separate capacities as Certificate Trustee (the "Certificate Trustee") under the Certificate Indenture (the "Certificate Indenture") of even date herewith and as Note Trustee (the "Note Trustee") under the Note Indenture (the "Note Indenture") of even date herewith, and WMECO Funding LLC, as Note Issuer (the "Note Issuer") under the Note Indenture. All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Certificate Indenture and/or the Note Indenture, as applicable.

         Section 1. OF FEES AND EXPENSES OF CERTIFICATE TRUSTEE AND NOTE TRUSTEE; AUTHORIZED AGENTS.

                (a) Subject to Section 4 hereof, the Note Issuer hereby covenants and agrees to pay to the Certificate Trustee and the Note Trustee (or any successor certificate trustee or note trustee) from time to time reasonable compensation for their services under the Certificate Indenture or the Note Indenture, as applicable, and to reimburse them for their reasonable expenses (including without limitation reasonable legal fees and expenses) incurred in connection therewith, it being understood that the Certificate Trustee and the Note Trustee shall have no recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of such amounts. The foregoing shall not adversely affect the right of the Certificate Trustee or the Note Trustee to receive payment of such amounts from amounts deposited in the Collection Account (as defined in the Note Indenture) in the priorities described in Section 8.02 of the Note Indenture. The Certificate Trustee and the Note Trustee shall have a lien against the Transition Property to secure payment of such amounts to the extent provided in the Statute or the financing order issued pursuant thereto. The Note Issuer's obligations to make payments of such amounts to the Certificate Trustee and the Note Trustee shall be subject to the priorities set forth in Section 8.02 of the Note Indenture.

                (b) Subject to Section 4 hereof, the Note Issuer further covenants and agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses incurred in connection with such service, it being understood that no Authorized Agent shall have any recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of such amounts. The appointment of any Authorized Agent shall be subject to the approval of the Agencies and the Note Issuer.

                (c) In addition, subject to Section 4 hereof, the Note Issuer covenants and agrees to reimburse the Certificate Trustee and the Note Trustee for any tax incurred other than through negligence or willful misconduct on the part of the Certificate Trustee or the Note Trustee, as applicable, arising out of or in connection with the acceptance or administration of the Trust Property under the Certificate Indenture or the Collateral under the
Note Indenture, as applicable (other than any tax attributable to the Certificate Trustee's or Note Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

                (d) Notwithstanding anything herein to the contrary, if the Certificate Trustee or the Note Trustee shall have entered into a fee agreement in writing with the Certificate Issuer or the Note Issuer, as applicable, with respect to the Certificate Trustee's compensation for services under the Certificate Indenture or Note Indenture, as applicable, the terms of such fee agreement shall control and the provisions of this Agreement shall not entitle the Certificate Trustee or the Note Trustee to greater compensation than that due and owing pursuant to such fee agreement.

         Section 2.  PAYMENT OF FEES AND EXPENSES OF DELAWARE TRUSTEE.

                (a) The Note Issuer covenants and agrees to pay to the Delaware Trustee (or any successor Delaware trustee) from time to time reasonable compensation for its services under the Declaration of Trust and the Certificate Indenture and to reimburse it for its reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection therewith, it being understood that the Delaware Trustee shall have no recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of such amounts. The foregoing shall not adversely affect the right of the Delaware Trustee to receive payment of such amounts from amounts deposited in the Collection Account (as defined in the Note Indenture) in the priorities described in Section 8.02 of the Note Indenture. The Delaware Trustee shall have a lien against the Transition Property to secure payment of such amounts to the extent provided in the Statute or the financing order issued pursuant thereto. The Note Issuer's obligations to make payments of such amounts to the Delaware Trustee shall be subject to the priorities set forth in Section 8.02 of the Note Indenture.

                (b) In addition, subject to Section 4 hereof, the Note Issuer covenants and agrees to reimburse the Delaware Trustee for any tax incurred other than through gross negligence or willful misconduct on the part of the Delaware Trustee, arising out of or in connection with the acceptance or administration of the Trust Property under the Declaration of Trust (other than any tax attributable to the Delaware Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

                (c) Notwithstanding anything herein to the contrary, if the Delaware Trustee shall have entered into a fee agreement in writing with the Certificate Issuer with respect to its compensation for services under the Declaration of Trust and the Certificate Indenture, the terms of such other fee agreement shall control and the provisions of this Agreement shall not entitle the Delaware Trustee to greater compensation than that due and owing pursuant to such fee agreement.

         Section 3.  INDEMNITY AND CONTRIBUTION.

                (a) Subject to Section 3(b), the Note Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Delaware Trustee, the Certificate Trustee, the Note

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

Trustee, the Certificateholders, the Trust, The Commonwealth of Massachusetts, the Executive Office for Administration and Finance of The Commonwealth of Massachusetts, the Agencies and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes (other than taxes payable by such Indemnified Person attributable to income or gain received by such Indemnified Person in connection with the transactions contemplated in the Note Indenture and the Certificate Indenture), damages, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the creation, operation, enforcement or termination of the Certificate Issuer, the execution, delivery or performance of the Declaration of Trust, the Note Indenture or the Certificate Indenture, as the case may be, or the transactions contemplated thereby, the failure of the Note Issuer or any other Person (other than the Indemnified Person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Note Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and provided further, that it is understood and agreed that the Certificateholders may only exercise their rights and remedies hereunder through the Certificate Trustee and no Certificateholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Certificate Trustee. The obligations of the Note Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination of the Declaration of Trust, the termination, satisfaction or discharge of the Certificate Indenture and the Note Indenture and the resignation or removal of the Delaware Trustee, the Note Trustee or the Certificate Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. The Indemnified Persons shall have a lien against the Transition Property to secure payment of such Expenses to the extent provided in the Statute or the financing order issued pursuant thereto. The Note Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in Section 8.02 of the Note Indenture.

                (b) The Note Issuer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to Section 3(a) in the settlement of any action, proceeding or investigation without the written consent of the Note Issuer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Note Issuer under Section 3(a), notify the Note Issuer in writing of such involvement. Failure by an Indemnified Person to so notify the Note Issuer shall relieve the Note Issuer from the obligation to indemnify and hold harmless such Indemnified Person under Section 3(a), only to the extent that the Note Issuer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under Section 3(a), the Note Issuer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Note Issuer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Note Issuer shall be

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

entitled to appoint counsel of the Note Issuer's choice at the Note Issuer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Note Issuer under Section 3(a) (in which case the Note Issuer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Note Issuer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Note Issuer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Note Issuer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Note Issuer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Note Issuer, (iii) the Note Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Note Issuer shall authorize the Indemnified Person to employ separate counsel at the expense of the Note Issuer. Notwithstanding the foregoing, the Note Issuer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Note Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under Section 3(a) (whether or not the Indemnified Person is an actual or potential party to such claim or action ) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. Indemnification under Section 3(a) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement.

                (c) If the indemnity provided in Section 3(a) is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, the
Note Issuer and such Indemnified Person agree to contribute to the aggregate Expenses to which the Note Issuer and such Indemnified Person may be subject in such proportion as is appropriate to reflect the relative benefits received by the Note Issuer and such Indemnified Person, respectively, from the offering of the Certificates and the Notes; provided, however, that in no case shall any Indemnified Person be responsible for any amount in excess of the fees or other amounts received by such Indemnified Person in connection with the Basic Documents and the issuance of the Notes and the Certificates. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Note Issuer and the Indemnified Person shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Note Issuer and such Indemnified Person, respectively, in connection with the actions or omissions giving rise to such Expenses as well as any other relevant equitable considerations; provided, however, that in no case shall any Indemnified Person be responsible for any amount in excess of the fees or other amounts received by such Indemnified Person in connection with the Basic Documents and the issuance of the Notes and the Certificates. The Note Issuer and the Indemnified Persons agree that it would not be just and equitable if contribution were determined

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

by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.

         Section 4. PAYMENT. All amounts owed by the Note Issuer to the Certificate Trustee, the Note Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies under the Declaration of Trust, the Note Indenture or the Certificate Indenture, as the case may be, shall be paid to the Certificate Trustee, the Note Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies, as appropriate, pursuant to the Declaration of Trust, the Note Indenture or the Certificate Indenture, as the case may be, or, if a fee agreement or fee schedule has been provided to the Note Issuer, payment shall be made in accordance with said agreement or schedule, or if not otherwise provided, such amount shall be paid directly to the Certificate Trustee, the Note Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies, as appropriate, until the Note Issuer is otherwise notified in writing by the Certificate Trustee, the Note Trustee, the Delaware Trustee, the Trust, such Authorized Agent or such Agency; provided, however, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, not later than 30 days following the selection of a successor Delaware Trustee pursuant to the provisions of Section 4.7 of the Declaration of Trust, the Note Issuer shall pay to the appropriate parties all amounts described in this Section 4 which have accrued through the date of selection of such successor Delaware Trustee; and, provided further, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, each of the parties to this Agreement agrees that the Note Issuer's obligations to make payments to it shall be subject to the priorities set forth in Section 8.02 of the Note Indenture and the Note Issuer shall have no obligation to make any payment except to the extent consistent with Section 8.02 of the Note Indenture. The Note Issuer hereby irrevocably directs the Note Trustee to pay such amounts from monies on deposit in the Collection Account as provided pursuant to Section
8.02 of the Note Indenture.

         Section 5. NOTICES. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Agencies, to:

                 Massachusetts Development Finance Agency
                      75 Federal Street
                      Boston, MA 02110
                 Attention: General Counsel
                 Facsimile: (617) 727-8741
                 Telephone: (617) 451-2477

                 and

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

                 Massachusetts Health and Educational Facilities Authority
                      99 Summer Street
                      10th Floor
                      Boston, MA 02110
                 Attention: General Counsel
                 Facsimile: (617) 737-8366
                 Telephone: (617) 737-8377

         if to the Certificate Issuer (or the Trust), to:

                 The Bank of New York (Delaware), as Delaware Trustee for the Massachusetts RRB Special Purpose Trust WMECO-1
                      White Clay Center
                      Route 273
                      Newark, Delaware 19711
                 Attention:
                 Facsimile: (___) ___-____
                 Telephone: (___) ___-____

                      with a copy to:

                 The Bank of New York
                      101 Barclay Street
                      Floor 12 East
                      New York, NY 10826
                 Attention: ABS Unit
                 Facsimile: (212) 815-5563
                 Telephone: (212) 815-5368

                 with copies to the Agencies at the addresses listed herein.

         if to the Delaware Trustee, to:

                 The Bank of New York (Delaware)
                      White Clay Center
                      Route 273
                      Newark, Delaware 19711
                 Attention:
                 Facsimile: (___) ___-____
                 Telephone: (___) ___-____


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

                      with a copy to:

                 The Bank of New York
                      101 Barclay Street
                      Floor 12 East
                      New York, NY 10826
                 Attention: ABS Unit
                 Facsimile: (212) 815-5563
                 Telephone: (212) 815-5368

         if to the Certificate Trustee or the Note Trustee, to:

                 The Bank of New York, as trustee
                      101 Barclay Street
                      Floor 12 East
                      New York, NY 10286
                 Attention: ABS Unit
                 Facsimile: (212) 815-5563
                 Telephone: (212) 815-5368

         if to the Note Issuer, to:

                 WMECO Funding LLC
                      c/o Western Massachusetts Electric Company
                      174 Brush Hill Avenue
                      West Springfield, MA 01089
                 Attention: Assistant Treasurer-Finance
                 Facsimile: (860) 665-5457
                 Telephone: (860) 665-3258
                 Email:     shoopra@nu.com

                 with a copy to:

                      Western Massachusetts Electric Company
                      c/o Northeast Utilities Service Company
                      107 Selden Street
                      Berlin, CT 06037
                 Attention: Assistant Treasurer-Finance
                 Facsimile: (860) 665-5457
                 Telephone: (860) 665-3258
                 Email:     shoopra@nu.com

         Section 6. SURVIVAL OF AGREEMENTS. This Agreement shall terminate upon the termination of the Certificate Issuer and the payment and discharge of all Notes and all Certificates; provided, however, that the agreements of the Note Issuer set forth in Sections 3 and 7 hereof shall survive the termination of this Agreement or the resignation or removal of the Delaware Trustee, the Certificate Trustee or the Note Trustee.

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

         Section 7. NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement, but subject to the Massachusetts Department of Telecommunications and Energy's right to order the sequestration and payment of revenues arising with respect to the Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Transition Property pursuant to the Statute, the Agencies, the Certificate Issuer, the Delaware Trustee, the Note Trustee and the Certificate Trustee agree that they shall not, prior to the date which is one year and one day after the termination of the Note Indenture with respect to the Note Issuer, acquiesce, petition or otherwise invoke or cause the
Note Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Note Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Note Issuer or any substantial part of the property of the Note Issuer, or ordering the winding up of the affairs of or the liquidation of the Note Issuer.

         Section 8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         Section 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10. NON-CONSOLIDATION. The parties hereby acknowledge and agree that the Note Issuer and Western Massachusetts Electric Company shall not be substantively consolidated, and that Western Massachusetts Electric Company shall have no liability or obligation of any kind with respect to this Agreement; provided, however, that this provision shall not be interpreted to relieve Western Massachusetts Electric Company of its obligations to indemnify the Note Issuer pursuant to any other Basic Document, including without limitation with respect to amounts paid by the Note Issuer to persons indemnified by it under this Agreement, to the extent the Note Issuer would otherwise be entitled to indemnification with respect to such amounts under such other Basic Document.


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

         IN WITNESS WHEREOF, the Agencies, the Delaware Trustee, the Note Trustee, the Certificate Trustee, the Note Issuer and the Certificate Issuer have caused this Agreement to be duly executed by duly authorized officers, all as of the day and year first above written.

                                       MASSACHUSETTS DEVELOPMENT FINANCE
                                         AGENCY, as a Settlor


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       MASSACHUSETTS HEALTH AND
                                         EDUCATIONAL FACILITIES AUTHORITY, as
                                         a Settlor


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       THE BANK OF NEW YORK (DELAWARE),
                                         as Delaware Trustee


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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

                                       THE BANK OF NEW YORK,
                                       as Certificate Trustee


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       THE BANK OF NEW YORK,
                                       as Note Trustee


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       WMECO FUNDING LLC,
                                       as Note Issuer


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       MASSACHUSETTS RRB SPECIAL PURPOSE
                                       TRUST WMECO-1


                                       By: THE BANK OF NEW YORK (DELAWARE),
                                             as Delaware Trustee



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


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